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                                                                   EXHIBIT 10.18

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 23, 2003 (this "Amendment"), is between Origen Financial L.L.C., a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and Bank One, NA with its main office in Chicago, Illinois (together with its successors and assigns, the "Lender").

                                    RECITALS

                  A. The Borrower and the Lender are parties to a Credit Agreement dated as of July 25, 2002, as amended by a First Amendment to Credit Agreement dated June 27, 2003 and a waiver letter dated August 29, 2003 (the "Credit Agreement").

                  B. The Borrower desires to extend and amend the Credit Agreement as set forth herein and the Lender has no obligation to do so but is willing to do so strictly in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

                  Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

                  1.1 The following definitions in Article I of the Credit Agreement are restated as follows:

         "Guaranty" means, collectively, each guaranty substantially in the form attached hereto as Exhibit A executed by a Guarantor in favor of the Lender, as it may be amended, modified or confirmed and in effect from time to time.

         "Guarantor" means, collectively, Origen Financial, Inc., a Delaware corporation, Origen Servicing, Inc. and all other present and future Subsidiaries of the Borrower that own any material assets as determined by the Lender.

         "Security Agreement" means, collectively, each Security Agreement substantially in the form attached hereto as Exhibit B from the Borrower and each Subsidiary of the Borrower that is a Guarantor to the Lender, as such security agreements may be amended, modified, or restated from time to time.

         "Termination Date" means December 31, 2003.

                  1.2      Section 2.13 is restated as follows:

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         2.13.    Security, and Collateral. To secure the payment when due of the Loans and the other Obligations to the Lender, the Borrower and the Guarantors shall execute and deliver, or cause to be executed and delivered, to the Lender the Guaranty and Collateral Documents granting the following:

                  (a) Security interests in all present and future accounts, general intangibles, investment property, inventory, equipment, and all other personal property of the Borrower and of each Subsidiary of the Borrower that is a Guarantor.

                  (b) All other security and collateral described in the Collateral Documents.

                  1.3 Reference in Section 5.9 to "September 30, 2003" is deleted and "December 31, 2003" is substituted in place thereof.

                  1.4      Section 6.1(e) is replaced with the following:

                  (e) Within 30 days after the end of each month, a report on
(i) the number and aggregate principal balances of all manufactured housing installment sales contracts and installment loan agreements and other loan contracts in all Pools that are delinquent (x) 30 - 59 days and (y) 60 or more days and (ii) such other information in the monthly reports required under the Pooling Documents as requested by the Lender, all as certified by its chief financial officer.

                  (f) Such other information (including non-financial information) as the Lender may from time to time reasonably request, including without limitation all financial and non-financial information with respect to each Guarantor.

                  1.5      Section 7.11 is restated as follows:

         7.11. The Guaranty, Subordination Agreement or any other Loan Documents to which any Guarantor is a party shall fail to remain in full force and effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability thereof, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty, Subordination Agreement or other Loan Document to which it is a party or denies that it has any further liability thereunder or gives notice to such effect.

                  1.6 Notwithstanding anything in Credit Agreement to the contrary, all Loans shall be Alternate Base Rate Loans.

                                   ARTICLE 2.
                                 REPRESENTATIONS

                  The Borrower represents and warrants to the Lender that:

                  2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of any articles or certificate of organization, operating or other management agreement or other organizational documents of the Borrower, or any undertaking to which it is a party or by which it is bound.

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                  2.2      This Amendment is the legal, valid and binding
obligation of it, and, when executed by the Lender, enforceable against it in accordance with the terms hereof.

                  2.3 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                  2.5 Origen Financial, Inc. has completed an equity offering of $150,000,000 and a restructuring of the Borrower and its affiliates as described in the offering memorandum for such equity offering.

                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

                  This Amendment become effective as of the date hereof when each of the following has been satisfied:

                  3.1 This Amendment shall be signed by the Borrower and the Lender; and

                  3.2 Each party to the Consent and Agreement at the end of this Amendment shall have executed such Consent and Agreement.

                  3.3 Each of the following shall have been delivered to the Lender and be in form and substance acceptable to the Lender: (a) resolutions of the Borrower and each Guarantor approving this Amendment, (b) signed Guaranties from each Guarantor that has not previously executed a Guaranty and (c) a signed Security Agreement from Origen Financial, Inc. and Origen Servicing, Inc.

If and when requested by the Lender, the Borrower agrees to deliver an opinion of counsel reasonably satisfactory to the Lender with respect to such matters required by the Lender.

                                   ARTICLE 4.
                                  MISCELLANEOUS

                  4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.2 Except as expressly amended hereby, the Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                             ORIGEN FINANCIAL L.L.C.

                                             By: /s/ W. Anderson Geater, Jr.
                                                 -----------------------------
                                             Print Name: W. Anderson Geater, Jr.
                                             Title: Chief Financial Officer

                                             BANK ONE, NA

                                             By: /s/ Timothy E. Rettberg
                                                 ---------------------------
                                             Print Name: TIMOTHY E. RETTBERG
                                             Title: FIRST VICE PRESIDENT

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                              CONSENT AND AGREEMENT

                  As of the date and year first above written, each of the undersigned hereby:

                  (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;

                  (b) agrees that its Guaranty, Subordination Agreement and all other Loan Documents to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect thereto;

                  (c) acknowledges that its consent and agreement hereto is a condition to the Lender's obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement;

                  (d) the execution, delivery and performance of this Consent and Agreement is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Certificate of Incorporation, By-laws or partnership agreement; as the case may be, or any undertaking to which it is a party or by which it is bound; and

                  (e) this consent and Agreement is the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with the terms hereof.

                                             ORIGEN FINANCIAL, INC.

                                             By: /s/ W. Anderson Geater, Jr.
                                                 -----------------------------
                                             Print Name: W. Anderson Geater, Jr.
                                             Title: Chief Financial Officer

                                             ORIGEN SERVICING, INC.

                                             By: /s/ W. Anderson Geater, Jr.
                                                 -----------------------------
                                             Print Name: W. Anderson Geater, Jr.
                                             Title: Chief Financial Officer

                                             SUN COMMUNITY OPERATING LIMITED
                                             PARTNERSHIP

                                             By: /s/ J P Jorisson
                                                 -------------------------------
                                             Print Name: J P Jorisson
                                             Title: CFO

                                             SUN HOME SERVICES, INC.

                                             By: /s/ J P Jorisson
                                                 -------------------------------
                                             Print Name: J P Jorisson
                                             Title: CFO

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